UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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salesforce.com, inc.

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***  Exercise Your Right to Vote  ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 11, 2020.

            SALESFORCE.COM, INC.

      SALESFORCE.COM, INC.

      415 MISSION STREET

      3RD FLOOR

      SAN FRANCISCO, CA 94105

      ATTN: INVESTOR RELATIONS

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 16, 2020
Date: June 11, 2020 Time: 2:00 PM Pacific Time
Location:

Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/CRM2020. and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT             ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents for this or future meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

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— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/CRM2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR each of the following nominees: 1. Election of Directors	The Board of Directors recommends you vote FOR management proposals 2, 3, 4 and 5.

  Nominees:

  1a.     Marc Benioff

  1b.     Craig Conway

  1c.     Parker Harris

  1d.     Alan Hassenfeld

  1e.     Neelie Kroes

  1f.     Colin Powell

  1g.     Sanford Robertson

  1h.     John V. Roos

  1i.      Robin Washington

  1j.     Maynard Webb

  1k.     Susan Wojcicki

2.  Amendment and restatement of our 2013 Equity Incentive Plan.

3.  Amendment and restatement of our 2004 Employee Stock Purchase Plan.

4.  Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2021.

5.  An advisory vote to approve the fiscal 2020 compensation of our named executive officers.

The Board of Directors recommends you vote AGAINST proposal 6.

6.  A stockholder proposal requesting the ability of stockholders to act by written consent, if properly presented at the meeting.

NOTE:Such other business as may properly come before the meeting or any adjournment or postponement thereof.